Exhibit 99.1

FOR IMMEDIATE RELEASE

Bally Technologies, Inc.	SHFL entertainment, Inc.

Media Contact:	Media and Investor Contact:
Laura Olson-Reyes, (702) 584-7742	Julia Boguslawski, (702) 897-7150
Lolson-reyes@ballytech.com	jboguslawski@shfl.com

Investor Contact:
Michael Carlotti, (702) 584-7995 mcarlotti@ballytech.com

HART-SCOTT-RODINO WAITING PERIOD EXPIRES FOR BALLY TECHNOLOGIES’ ACQUISITION OF SHFL ENTERTAINMENT

LAS VEGAS, August 27, 2013 — Bally Technologies, Inc. (NYSE: BYI) (“Bally”) and SHFL entertainment, Inc. (NASDAQ Global Select Market: SHFL) (“SHFL”) announced today that the applicable waiting period under the Hart-Scott-Rodino Antitrust Act of 1976 (“HSR Act”) in relation to Bally’s previously announced proposed acquisition of SHFL expired as of 11:59 p.m. EDT on August 26, 2013, with no action by the Federal Trade Commission or the Department of Justice.

On July 16, 2013, Bally and SHFL announced that they had entered into a definitive agreement and plan of merger pursuant to which Bally has agreed to acquire SHFL at a price per share of $23.25 in cash for total consideration of approximately $1.3 billion, subject to the satisfaction of certain pre-closing conditions.

Completion of the HSR Act waiting period satisfies one of the conditions required to finalize the acquisition. The transaction is still subject to approval by SHFL’s shareholders, required regulatory approvals, and certain other customary closing conditions. The transaction is not subject to a financing contingency and Bally has obtained commitments for a new $1.1 billion term loan facility to finance the acquisition of SHFL. The transaction is expected to close following the satisfactory completion of all required closing conditions.

About Bally Technologies, Inc.

Founded in 1932, Bally Technologies (NYSE: BYI) provides the global gaming industry with innovative games, systems, mobile, and iGaming solutions that drive revenue and provide operating efficiencies for gaming operators. For more information, please contact Laura Olson-Reyes, Senior Director, Marketing & Corporate Communications, at 702-584-7742, or visit http://www.ballytech.com. Connect with Bally on Facebook, Twitter, YouTube, LinkedIn, and Pinterest.

About SHFL entertainment, Inc.

SHFL entertainment, Inc. is a leading global gaming supplier committed to making gaming more fun for players and more profitable for operators through product innovation, and superior quality and service. SHFL operates in legalized gaming markets across the globe and provides state-of-the-art, value-add products in five distinct categories: Utility products, which include automatic card shufflers and roulette chip sorters; Proprietary Table Games, which includes live games, side bets and progressives; Electronic Table Systems, which include various e-Table game configurations; Electronic Gaming Machines, which include video slot machines; and newly introduced iGaming, which features online versions of SHFL entertainment’s table games, social gaming, and mobile applications. SHFL is included in the S&P SmallCap 600 Index. Information about SHFL and its products can be found on the Internet at www.shfl.com, or on Facebook and Twitter.

This news release may contain “forward-looking” statements within the meaning of the Securities Act of 1933, as amended, and is subject to the safe harbor created thereby. Such information involves important risks and uncertainties that could significantly affect the results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements. Future operating results may be adversely affected as a result of a number of risks that are detailed from time to time in SHFL’s filings with the Securities and Exchange Commission. SHFL undertakes no obligation to update the information in this press release and represents that the information is only valid as of today’s date.

Forward-Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although SHFL entertainment, Inc. (“SHFL”) believes that the expectations reflected in its forward-looking statements are reasonable, any or all of its forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, tSHFL or its business or operations. Factors which could cause SHFL’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of SHFL to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of SHFL and Bally Technologies, Inc. (“Bally”) to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of SHFL; (5) the ability of SHFL to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Bally to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in SHFL’s most recent Annual Report on Form 10-K for the year ended October 31, 2012, and its more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). SHFL can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, SHFL undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

SHFL has filed with the SEC on August 23, 2013 a preliminary proxy statement in connection with the proposed transaction with Bally. SHFL intends to file with the SEC a definitive proxy statement, which will be sent or given to the shareholders of SHFL and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by SHFL with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. SHFL’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to SHFL’s Investor Relations website page at http://ir.shfl.com or by contacting SHFL’s Corporate Secretary by mail to SHFL entertainment, Inc., Attn: Corporate Secretary, 6650 El Camino Road, Las Vegas, NV 89118, or by phone at (702) 897-7150.

Participants in Solicitation

SHFL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SHFL’s shareholders with respect to the meeting of shareholders that will be held to consider the proposed merger. Information about SHFL’s directors and executive officers and their ownership of SHFL’s common stock is set forth in the proxy statement for SHFL’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on February 1, 2013. Additional information regarding these persons and their interests in the merger is included in the preliminary proxy statement filed with the SEC on August 23, 2013. You may obtain free copies of this document as described in the preceding paragraph.

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